UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 13, 2021
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 13, 2021, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

    Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Kimberly A. Casiano	4,514,296,948	108,493,213	19,341,585	952,452,794
Anthony F. Earley, Jr.	4,238,666,033	382,831,776	20,633,937	952,452,794
Alexandra Ford English	4,427,058,484	198,157,399	16,915,863	952,452,794
James D. Farley, Jr.	4,563,383,105	61,563,428	17,185,213	952,452,794
Henry Ford III	4,427,782,094	199,730,409	14,619,243	952,452,794
William Clay Ford, Jr.	4,391,273,291	236,528,618	14,329,837	952,452,794
William W. Helman IV	4,552,909,519	66,552,257	22,669,970	952,452,794
Jon M. Huntsman, Jr.	4,391,158,505	231,545,602	19,427,639	952,452,794
William E. Kennard	4,516,377,816	103,868,395	21,885,535	952,452,794
Beth E. Mooney	4,567,268,848	54,853,768	20,009,130	952,452,794
John L. Thornton	4,226,796,223	394,107,451	21,228,072	952,452,794
John B. Veihmeyer	4,549,762,116	71,008,997	21,360,633	952,452,794
Lynn M. Vojvodich	4,564,351,690	56,694,704	21,085,352	952,452,794
John S. Weinberg	4,280,901,205	340,580,923	20,649,618	952,452,794

    Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2021 was adopted with the votes shown:

For	Against	Abstain	Broker Non-Votes
5,412,747,531	161,274,390	20,562,619	0

    Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder non-binding advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,122,863,870	494,221,068	25,046,808	952,452,794

    Proposal Four: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
1,672,211,640	2,938,429,721	31,490,385	952,452,794

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 18, 2021	By:	/s/ Victoria Pool
Victoria Pool
Assistant Secretary